Convertible Promissory Notes	12 Months Ended
Dec. 31, 2025
Convertible Promissory Notes
Convertible Promissory Notes

Note 12- Convertible Promissory Notes

On August 27, 2025 and September 9, 2025, the Company issued unsecured Convertible Promissory Notes (the “Notes”) to accredited investors in two closings under identical terms. The Notes had an aggregate principal amount of $0.7 million, an original issue discount (“OID”) of 20%, and a maturity date of September 9, 2026. The Company received aggregate cash proceeds of $0.6 million, with the $0.1 million difference representing the OID. The Notes did not bear stated interest; the OID represented the investors’ entire yield and was recognized as interest expense over the term of the Notes under ASC 835-30.

On September 30, 2025, prior to their maturity date, the Notes were exchanged for Series B Convertible Preferred Stock and Series B Warrants to purchase Common Stock (together, the “Series B instruments”) in connection with the Company’s broader recapitalization. The Series B instruments were issued to the noteholders at $800 per unit, the same price paid by unaffiliated third-party investors for identical instruments on the same date.

The transaction was accounted for as an extinguishment under ASC 470-50. The carrying amount of the Notes at the exchange date was $0.7 million.

The fair value of the Series B instruments issued $0.8 million exceeded the carrying amount of the Notes extinguished $0.7 million. Accordingly, the total financing cost associated with the Notes consisted of (i) the $0.1 million OID recognized as interest expense over the period from issuance to exchange, and (ii) the $0.1 million net loss on extinguishment recognized upon the exchange of the Notes for Series B instruments, reflecting the excess of the fair value of equity issued over the carrying amount of the debt extinguished.